BTD Capital Fund
Schedule of Investments
August 31, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 66.8%
	Basic Materials - 8.6%
324	Nucor Corporation	$55,760
530	Steel Dynamics, Inc.	56,493
		112,253
	Communications - 8.9%
2,665	News Corporation - Class B	58,630
425	T-Mobile US, Inc. (a)	57,906
		116,536
	Consumer, Cyclical - 26.9% (b)
880	Advance Auto Parts, Inc.	60,562
423	Dollar General Corporation	58,585
458	Dollar Tree, Inc. (a)	56,041
176	Home Depot, Inc.	58,133
157	Lululemon Athletica, Inc. (a)	59,858
461	Target Corporation	58,339
		351,518
	Consumer, Non-cyclical - 8.9%
727	Bio-Techne Corporation	56,997
1,523	Hormel Foods Corporation	58,773
		115,770
	Industrial - 4.5%
645	C.H. Robinson Worldwide, Inc.	58,328
	Technology - 4.7%
1,052	Marvell Technology, Inc.	61,279
	Utilities - 4.3%
995	Xcel Energy, Inc.	56,844
	TOTAL COMMON STOCKS (Cost $854,939)	872,528

	EXCHANGE TRADED FUNDS - 33.0% (c)
114	Invesco QQQ Trust Series 1	43,091
686	iShares Russell 2000 ETF	129,387
620	SPDR Dow Jones Industrial Average ETF Trust	215,642
95	SPDR S&P 500 ETF Trust	42,783
	TOTAL EXCHANGE TRADED FUNDS (Cost $429,568)	430,903

	SHORT-TERM INVESTMENTS - 0.2%
2,192	First American Government Obligations Fund - Class X, 5.25% (d)	2,192
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,192)	2,192

	TOTAL INVESTMENTS - 100.0% (Cost $1,286,699)	1,305,623
	Other Assets in Excess of Liabilities - 0.0% (e)	247
	NET ASSETS - 100.0%	$1,305,870

Percentages are stated as a percent of net assets.
Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(a)	Non-income producing security.
(b)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(c)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.
(d)	Rate shown is the annualized seven-day yield as of August 31, 2023.
(e)	Represents less than 0.005% of net assets.

Summary of Fair Value Disclosure at August 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2023:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$872,528	$-	$-	$872,528
Exchange Traded Funds	430,903	-	-	430,903
Short-Term Investments	2,192	-	-	2,192
Total Investments in Securities	$1,305,623	$-	$-	$1,305,623

^See Schedule of Investments for breakout of investments by sector classification.
For the period ended August 31, 2023, the Fund did not recognize any transfers to or from Level 3.